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                                                                   EXHIBIT 10.22




                                November 19, 2001



The CIT Group/Business Credit, Inc.
Two Lincoln Centre
5420 LBJ Freeway, Suite 200
Dallas, Texas 75240
Attention: R. Grant Weiss


Dear Grant:

         XeTel Corporation ("Borrower") requests that the waiver period set forth in Section 3.1 of the Fourth Amendment to Credit Agreement dated as of October 15, 2001 be extended to November 19, 2001.

         Thank you for your consideration.

                                             XETEL CORPORATION


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

AGREED-TO on November 14, 2001

THE CIT GROUP/BUSINESS CREDIT, INC.


By:
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Name:
Title: